UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2007



                            HERITAGE FINANCIAL GROUP
                            ------------------------

             (Exact name of Registrant as specified in its charter)


        United States                    000-51305               45-0479535
        -------------                    ---------               ----------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)

               721 North Westover Boulevard, Albany, Georgia 31707
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 420-0000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

         On November 2, 2007, Heritage Financial Group issued a press release announcing the Company's plans to invest approximately $3 million in the Chattahoochee Bank of Georgia, a new bank being organized in Gainesville, Georgia. The investment, which will give Heritage Financial Group an ownership position of slightly less than 15%, remains subject to several conditions, including the approval of a charter application with the state and federal banking regulators. The bank's commencement of operations, and the Company's investment in it, also is subject to the bank meeting a minimum capitalization level and other customary conditions.

         The full text of the press release is set forth in Exhibit 99.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

             99       Press Release dated November 9, 2007


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HERITAGE FINANCIAL GROUP



Date:  November 9, 2007                         By:  /s/  T. Heath Fountain
                                                     ---------------------------
                                                      T. Heath Fountain
                                                      Senior Vice President and
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibit(s)
------          -------------------------

  99            Copy of press release issued by the Company on November 9, 2007.